SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 21, 2001
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                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                             British Virgin Islands
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                 (State or other jurisdiction of incorporation)


                   000-23265                               94-3267443
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            (Commission file Number)              (IRS Employer ID Number)



8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina      27615
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code           (919) 862-1000
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Item 5.  Other Events and Regulation FD Disclosure

         On May 21, 2001, Salix announced its presentation to be held at the UBS Warburg Global Specialty Pharmaceuticals Conference.

         A copy of this press release is attached as an exhibit.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            SALIX PHARMACEUTICALS, LTD.



Date: May 23, 2001         By:       /s/ Adam C. Derbyshire
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                                     Adam C. Derbyshire
                                     Vice President and Chief Financial Officer